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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        October 16, 1998
                                                  -----------------------------


                        ENTERTAINMENT INTERNATIONAL LTD.
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             (Exact name of Registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)

         0-14646                                    06-1113228
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   (Commission File Number)            (I.R.S. Employer Identification No.)

    7380 Sand Lake Road, Suite 350, Orlando, FL                   32819
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       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (407) 351-0011
                                                           ---------------

                           AIRSHIP INTERNATIONAL LTD.
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          (Former name or former address, if changed since last report)






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ITEM 5.  Other Events.

         On October 16, 1998, Entertainment International Ltd. (the "Company") filed a certificate of amendment of its certificate of incorporation with the Secretary of State of New York changing its name from "Airship International Ltd." to "Entertainment International Ltd."


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 11, 1998
                                      ENTERTAINMENT INTERNATIONAL LTD.

                                      By:  /s/ Louis J. Pearlman
                                           ------------------------------
                                      Name:  Louis J. Pearlman
                                      Title: President


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                                  EXHIBIT INDEX

Exhibit No.         Exhibits                                           Page No.
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
  99.1*             Press release of the Company dated October 19,
                    1998.

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*  Filed herewith



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